                                                                     EXHIBIT 3.1


        Mail to: Secretary of State                          For office use only
        001
                             Corporations Section                FILED
Please include a typed     1560 Broadway, Suite 200        DONETTA DAVIDSON
self-addressed envelope       Denver, CO  80202      COLORADO SECRETARY OF STATE
                               (303) 894-2251
MUST BE TYPED                 Fax (303) 894-2242      20011015207   C
FILING FEE: $50.00                                    $ 50.00
MUST SUBMIT TWO COPIES                                SECRETARY OF STATE
            ---                                       01-22-2001        15:57:32


                           ARTICLES OF INCORPORATION

Corporation Name     Pacific InterMedia, Inc.
                     -----------------------------------------------------------
Principal Business Address  5655 S. Yosemite Street, Suite 109, Greenwood
                            ----------------------------------------------------
                            Village, CO 80111
                            -----------------
                                   (Include City, State, Zip)

Cumulative voting shares of stock is authorized.   Yes [ ]  No [X]

If duration is less than perceptual enter number of years
                                                          ----------------------

Preemptive rights are granted to shareholders.  Yes [ ]  No [X]

STOCK INFORMATION: (If additional space is needed, continue on a separate sheet of paper.)

Stock Class  Common        Authorized Shares 10,000,000    Par Value  $.001
             -----------                      ------------           -----------
Stock Class                Authorized Shares               Par Value
             -----------                      ------------           -----------

The name of the initial registered agent and the address of the registered office is: (if another corporation, use last name space)

Last Name Bogani                      First & Middle Name Mark A.
          -------------------------                       ----------------------

Street Address 6565 S. Syracuse Way, Suite 2703, Greenwood Village, CO 80111
               -----------------------------------------------------------------
                           (Include City, State, Zip)
  THE UNDERSIGNED CONSENTS TO THE APPOINTMENT AS THE INITIAL REGISTERED AGENT.

Signature of Registered Agent See below
                              --------------------------------------------------
These articles are to have a delayed effective date of:
                                                        ------------------------

Incorporators: Names and addresses: (If more than two, continue on a separate sheet of paper.

             NAME                                    ADDRESS

                                    6565 S. Syracuse Way, Suite 2703,
Mark A. Bogani                      Greenwood Village, CO  80111
---------------------------------   --------------------------------------------


---------------------------------   --------------------------------------------

Incorporators who are natural persons must be 18 years or more. The undersigned, acting as incorporator(s) of a corporation under the Colorado Business Corporation Act, adopt the above Articles of Incorporation.

Signature /s/ name unreadable              Signature
          -----------------------------              ---------------------------
               Reg agent

                                                        COMPUTER UPDATE COMPLETE
                                                                 RM /s/ RM
                                                                Revised 7/95

                                                               FILED
20011015207                                               DONETTA DAVIDSON
                                                     COLORADO SECRETARY OF STATE
ARTICLES OF AMENDMENT TO
ARTICLES OF INCORPORATION (PROFIT)
Form 205 Revised October 1, 2002
Filing fee:  $25.00                                     20031280306   C
Deliver to: Colorado Secretary of State                 $ 75.00
Business Division                                       SECRETARY OF STATE
1560 Broadway, Suite 200                                09-02-2003 14:09:20
Denver, CO 80202-5169
This document must be typed or machine printed
Copies of filed documents may be
obtained at www.sos.state.co.us                  ABOVE SPACE FOR OFFICE USE ONLY

Pursuant to ss.7-110-106 and part 3 of article 90 of title 7, Colorado Revised Statutes (C.R.S.), these Articles of Amendment to its Articles of Incorporation are delivered to the Colorado Secretary of State for filing.

1. The name of the corporation is: Pacific InterMedia, Inc.
                                   ---------------------------------------------
 (If changing the name of the corporation, indicate name of corporation BEFORE the name change)

2. The date the following amendment(s) to the Articles of Incorporation was adopted: 09/02/03
         --------

3. The text of each amendment adopted (include attachment if additional space needed):

Stock Class: Common, Authorized Shares: 50,000,000
--------------------------------------------------------------------------------
Stock Class: Preferred, Authorized Shares: 5,000,000
--------------------------------------------------------------------------------

4. If CHANGING the corporation name, the NEW NAME of the corporation is: N/A
                                                                         -------

--------------------------------------------------------------------------------

5. If providing for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:

--------------------------------------------------------------------------------

6. Indicate manner in which amendment(s) was adopted (mark only one):

[ ] No shares have been issued or Directors elected - Adopted by Incorporator(s)
[ ] No shares have been issued but Directors have been elected - Adopted by the board of directors
[ ] Shares have been issued but shareholder action was not required - Adopted by the board of directors
[X] The number of votes cast for the amendment(s) by each voting group entitled to vote separately on the amendment(s) was sufficient for approval by that voting group - Adopted by the shareholders

7. Effective date (if not to be effective upon filing) ________________ (NOT TO EXCEED 90 DAYS)

8. The (a) name or names, and (b) mailing address or addresses, of any one or more of the individuals who cause this document to be delivered for filing, and to whom the Secretary of State may deliver notice if filing of this document is refused, are:

Tina M. Bogani, 3354 South Flower Street, Suite 61, Lakewood, CO  80227
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CAUSING A DOCUMENT TO BE DELIVERED TO THE SECRETARY OF STATE FOR FILING SHALL CONSTITUTE THE AFFIRMATION OR ACKNOWLEDGMENT OF EACH INDIVIDUAL CAUSING SUCH DELIVERY, UNDER PENALTIES OF PERJURY, THAT THE DOCUMENT IS THE INDIVIDUAL'S ACT AND DEED OR THE ACT AND DEED OF THE ENTITY ON WHOSE BEHALF THE INDIVIDUAL IS CAUSING THE DOCUMENT TO BE DELIVERED FOR FILING AND THAT THE FACTS STATED IN THE DOCUMENT ARE TRUE.

DISCLAIMER: UNREADABLE
                                                        COMPUTER UPDATE COMPLETE
                                                                   SLC

                                                                FILED
                                                          DONETTA DAVIDSON
                                                     COLORADO SECRETARY OF STATE
ARTICLES OF AMENDMENT TO
ARTICLES OF INCORPORATION (PROFIT)   DELAYED EFFECTIVE DATE
Form 205  Revised October 1, 2002         12-03-03
Filing fee: 25.00                         --------    CHANGE OF NAME
Deliver to: Colorado Secretary of State
Business Division                                       NUMBER UNREADABLE    C
1560 Broadway, Suite 200                                $ 25.00
Denver, CO  80202-5169                                  SECRETARY OF STATE
This document must be typed or machine printed          DATE AND TIME UNREADABLE

Copies of filed documents may be obtained at www.sos.state.co.us
                                                 ABOVE SPACE FOR OFFICE USE ONLY

DPG 20011015207

Pursuant to ss.7-110-106 and part 3 of article 90 of title 7, Colorado Revised Statutes (C.R.S.), these Articles of Amendment to its Articles of Incorporation are delivered to the Colorado Secretary of State for filing.

1. The name of the corporation is: Pacific InterMedia, Inc.
                                   ---------------------------------------------
 (IF CHANGING THE NAME OF THE CORPORATION, INDICATE NAME OF CORPORATION BEFORE
                                THE NAME CHANGE)

2. The date the following amendment(s) to the Articles of Incorporation was adopted: 11/21/03
         --------

3. The text of each amendment adopted (include attachment if additional space needed):

Name of the corporation is changed to: Raptor Networks Technology, Inc.
--------------------------------------------------------------------------------
Mailing address is changed to: 65 Enterprise Road, Aliso Viejo, California 92656
--------------------------------------------------------------------------------

4. If CHANGING the corporation name, the NEW NAME of the corporation is:

Raptor Networks Technology, Inc.
--------------------------------------------------------------------------------

5. If providing for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:

--------------------------------------------------------------------------------

6. Indicate manner in which amendment(s) was adopted (mark only one):

[ ] No shares have been issued or Directors elected - Adopted by Incorporator(s)
[ ] No shares have been issued but Directors have been elected - Adopted by the board of directors
[ ] Shares have been issued but shareholder action was not required - Adopted by the board of directors
[X] The number of votes cast for the amendment(s) by each voting group entitled to vote separately on the amendment(s) was sufficient for approval by that voting group - Adopted by the shareholders

7. Effective date (if not to be effective upon filing)  Dec 3, 2003
(NOT TO EXCEED 90 DAYS)                                 -----------

8. The (a) name or names, and (b) mailing address or addresses, of any one or more of the individuals who cause this document to be delivered for filing, and to whom the Secretary of State may deliver notice if filing of this document is refused, are:

Bob Van Leyen, CFO, Enterprise Road, Aliso Viejo, California  92656
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CAUSING A DOCUMENT TO BE DELIVERED TO THE SECRETARY OF STATE FOR FILING SHALL CONSTITUTE THE AFFIRMATION OR ACKNOWLEDGMENT OF EACH INDIVIDUAL CAUSING SUCH DELIVERY, UNDER PENALTIES OF PERJURY, THAT THE DOCUMENT IS THE INDIVIDUAL'S ACT AND DEED OR THE ACT AND DEED OF THE ENTITY ON WHOSE BEHALF THE INDIVIDUAL IS CAUSING THE DOCUMENT TO BE DELIVERED FOR FILING AND THAT THE FACTS STATED IN THE DOCUMENT ARE TRUE.

DISCLAIMER: UNREADABLE
                                                        COMPUTER UPDATE COMPLETE

                               E-FILED        Colorado Secretary of State
                                              Date and Time: 02/10/2005 02:41 PM
Document Processing Fee                       Entity Id: 20011015207
  If document is on paper:             $25.00
  If document is filed electronically: $  .99 Document number: 20051064253
Fees are subject to change.
For electronic fling and to obtain
  Copies of filed documents visit
  www.sos.state.co.us
Deliver paper documents to:
Colorado Secretary of State
Business Division
1560 Broadway, Suite 200
Denver, CO  80202-5169
Paper documents must be typed or machine printed.
                                                 ABOVE SPACE FOR OFFICE USE ONLY

                             ARTICLES OF AMENDMENT
    Filed pursuant to ss.7.90.301, et. seq. and ss.7-110-106 of the Colorado
                            Revised Statutes (C.R.S.)

ID number:                 20011015207
                           -----------

1. Entity name:

                           RAPTOR NETWORKS TECHNOLOGY, INC.
                           -----------------------------------------------------
                                (If changing the name of the corporation,
                            indicate name of corporation BEFORE the name change)

2. New Entity name:
  (if applicable)
                           RAPTOR NETWORKS TECHNOLOGY, INC.
                           -----------------------------------------------------

3. Use of Restricted Words    [ ] "bank" or "trust" or any derivative thereof
(if any of these terms are    [ ] "credit union" [ ] "savings and loan"
contained in an entity        [ ] "insurance", "casualty", "mutual", or "surety"
name, true name of an
entity, trade name or
trademark stated in this
document, make the
applicable selection):

4. Other amendments, if any, are attached.

5. If the amendment provides for an exchange, reclassification, or cancellation of issued shares, the attachment states the provisions for implementing te amendment.

6. If the corporation's period
   of duration as amended is
   less than perpetual, state
   the date on which the period
   of duration expires:
                                      ---------------------
                                           (mm/dd/yyyy)

         OR

If the corporation's period of duration as amended is perpetual, mark this box: [x]

7. (OPTIONAL) Delayed effective date:
                                      ---------------------
                                           (mm/dd/yyyy)



Notice:

CAUSING THIS DOCUMENT TO BE DELIVERED TO THE SECRETARY OF STATE FOR FILING SHALL CONSTITUTE THE AFFIRMATION OR ACKNOWLEDGMENT OF EACH INDIVIDUAL CAUSING SUCH DELIVERY, UNDER PENALTIES OF PERJURY, THAT THE DOCUMENT IS THE INDIVIDUAL'S ACT AND DEED OR THE ACT AND DEED OF THE ENTITY ON WHOSE BEHALF THE INDIVIDUAL IS CAUSING THE DOCUMENT TO BE DELIVERED FOR FILING, TAKEN IN CONFORMITY WITH THE REQUIREMENTS OF PART 3 OF ARTICLE 90 OF TITLE 7, C.R.S., THE CONSTITUENT

DOCUMENTS, AND THE ORGANIC STATUTES, AND THAT THE INDIVIDUAL IN GOOD FAITH BELIEVES THE FACTS STATED IN THE DOCUMENT ARE TRUE AND THE DOCUMENT COMPLIES WITH THE REQUIREMENTS OF THAT PART, THE CONSTITUENT DOCUMENTS, AND THE ORGANIC STATUTES.

This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.

8. Name(s) and address(es)
     of the individual(s)
     causing the document
     to be delivered for
     filing:                 van Leyen       Bob
                             --------------- ------------- ------------ --------
                                  (LAST)        (FIRST)       (MIDDLE)  (SUFFIX)

                             1241 E. Dyer Rd
                             ---------------------------------------------------
                             (STREET NAME AND NUMBER OR POST OFFICE INFORMATION)

                             Suite 150
                             ---------------------------------------------------
                             Santa Ana                 CA      92705
                             ------------------------- ------- -----------------
                                      (CITY)           (STATE) (POSTAL/ZIP CODE)

                                                        United States
                             -------------------------- ------------------------
                             (PROVINCE - IF APPLICABLE) (COUNTRY - IF NOT US)

     (THE DOCUMENT NEED NOT STATE THE TRUE NAME AND ADDRESS OF MORE THAN ONE INDIVIDUAL. HOWEVER, IF YOU WISH TO STATE THE NAME AND ADDRESS OF ANY ADDITIONAL INDIVIDUALS CAUSING THE DOCUMENT TO BE DELIVERED FOR FILING, MARK THIS BOX [ ] AND INDICATE AN ATTACHMENT STATING THE NAME AND ADDRESS OF SUCH INDIVIDUALS.)

DISCLAIMER:

This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user's attorney.

                                                                  Rev. 12/2/2004
                                                                          2 of 2

Document Processing Fee
  If document is on paper:              $25.00
  If document is filed electronically:  $  .99
Fees are subject to change.
For electronic fling and to obtain
 copies of filed documents visit
  www.sos.state.co.us
Deliver paper documents to:                              20051073009     C
Colorado Secretary of State                              $25.00
Business Division                                        SECRETARY OF STATE
1560 Broadway, Suite 200                                 02-16-2005     15:01:32
Denver, CO  80202-5169
Paper documents must be typed or machine printed.
                                                 ABOVE SPACE FOR OFFICE USE ONLY

                              STATEMENT OF CHANGE
            Filed pursuant to ss.7-90-301, et seq. and ss.7-90-305.5
         or ss.7-90-604 or ss.7-90-701 or ss.7-90-702 or ss.7-90-705 or
             ss.7-90-804 of the Colorado Revised Statutes (C.R.S.)

ID number:                 20011015207
                           -----------

1. Entity name:

                           RAPTOR NETWORKS TECHNOLOGY, INC.
                           -----------------------------------------------------

2. True name:
   (if different from the entity name)
                           -----------------------------------------------------

COMPLETE LINES 3 - 15 AS APPLICABLE. YOU MUST COMPLETE LINE 16.

3.  Resignation of registered agent of record:

      Date on which agent resigned:
                                       -----------------
                                         (MM/DD/YYYY)

      Registered agent: (if an individual)

                           ----------------- ------------- ------------ --------
                                  (LAST)        (FIRST)       (MIDDLE)  (SUFFIX)

           OR (if a business organization)

                           -----------------------------------------------------

      Registered agent street address:

                           -----------------------------------------------------
                                           (STREET NAME AND NUMBER)

                           -----------------------------------------------------
                                                       CO
                           --------------------------- ------- -----------------
                                      (CITY)           (STATE) (POSTAL/ZIP CODE)


     The person appointed as registered agent has delivered notice of the change to the entity at the principal office address of its principal office.

4. Appointment of new registered agent following resignation of registered agent of record:

      Registered agent: (if an individual)

                           ----------------- ------------- ------------ --------
                                  (LAST)        (FIRST)       (MIDDLE)  (SUFFIX)

           OR (if a business organization)

                           -----------------------------------------------------

The person appointed as registered agent in the document has consented to being appointed.

Registered agent street address:

                           -----------------------------------------------------

                                                                  Rev. 6/14/2004
                                                                          1 of 4

                                           (STREET NAME AND NUMBER)

                           -----------------------------------------------------
                                                       CO
                           --------------------------- ------- -----------------
                                      (CITY)           (STATE) (POSTAL/ZIP CODE)

Registered agent mailing address:
(if different from above)

                           -----------------------------------------------------
                                           (STREET NAME AND NUMBER)

                           -----------------------------------------------------

                           --------------------------- ------- -----------------
                                      (CITY)           (STATE) (POSTAL/ZIP CODE)

                           ---------------------------- ------------------------
                           (PROVINCE - IF APPLICABLE)   (COUNTRY - IF NOT US)

5. Change of registered agent name and/or address of record:

      Registered agent: (if an individual)

                           ----------------- ------------- ------------ --------
                                  (LAST)        (FIRST)       (MIDDLE)  (SUFFIX)

           OR (if a business organization)

                           National Registered Agents, Inc.
                           -----------------------------------------------------
The person appointed as registered agent in the document has consented to being so appointed.


Registered agent street address:

                           1535 Grant Street
                           -----------------------------------------------------
                                           (STREET NAME AND NUMBER)
                           Suite 140
                           -----------------------------------------------------
                           Denver                      CO      80203
                           --------------------------- ------- -----------------
                                      (CITY)           (STATE) (POSTAL/ZIP CODE)


Registered agent mailing address:
(if different from above)

                           -----------------------------------------------------
                                           (STREET NAME AND NUMBER)

                           -----------------------------------------------------

                           --------------------------- ------- -----------------
                                      (CITY)           (STATE) (POSTAL/ZIP CODE)

                           ---------------------------- ------------------------
                           (PROVINCE - IF APPLICABLE)   (COUNTRY - IF NOT US)

If the change is being effected by the registered agent, the following statement applies:

         The person appointed as registered agent has delivered notice of the change to the entity at the principal office address of its principal office.

6. Change of principal office address of record:

New principal office
street address:

                           -----------------------------------------------------
                                           (STREET NAME AND NUMBER)

                           -----------------------------------------------------

                           --------------------------- ------- -----------------
                                      (CITY)           (STATE) (POSTAL/ZIP CODE)

                           ---------------------------- ------------------------
                           (PROVINCE - IF APPLICABLE)   (COUNTRY - IF NOT US)

New principal office
mailing address:
(if different from above)  -----------------------------------------------------
                         (STREET NAME AND NUMBER OR POST OFFICE BOX INFORMATION)

                           -----------------------------------------------------

                           --------------------------- ------- -----------------
                                      (CITY)           (STATE) (POSTAL/ZIP CODE)

                           ---------------------------- ------------------------
                           (PROVINCE - IF APPLICABLE)   (COUNTRY - IF NOT US)


                                                                  Rev. 6/14/2004
                                                                          2 of 4

7. Document number:
   (required for change(s) ----------------
   to 8, 9, 10, 11,
   and/or 12 below)

8. Change of entity name of record (LLP, art. 61 LLLP or foreign entity only):


     New entity name:
                           -----------------------------------------------------

9. Change of true name of record (LLP, art. 61 LLLP, general partnership or foreign entity only):

     New true name:
                           -----------------------------------------------------

10. Change of jurisdiction of formation of record (foreign entities only)

    New jurisdiction of formation:

                           -----------------------------------------------------

11. Change of entity form of record (foreign entities only)

      New entity form:
                           -----------------------------------------------------
12. Other change(s) not provided for above:

          If other information contained in the filed document is being changed, mark this box [ ] and include an attachment stating the information to be changed and each such change.

          If other information is being added or deleted, mark this box [ ] and include an attachment stating each addition or deletion.

13. Withdrawal of Statement of Registration of True Name: (if applicable, mark this box [ ])

14. Use of Restricted Words   [ ] "bank" or "trust" or any derivative thereof
(if any of these terms are    [ ] "credit union" [ ] "savings and loan"
contained in an entity        [ ] "insurance", "casualty", "mutual", or "surety"
name, true name of an
entity, trade name or
trademark stated in this
document, make the
applicable selection):

15. (Optional) Delayed effective date:

                                       -----------------------
                                             (MM/DD/YYYY)

Notice:

Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual's act and deed or the act and deed of the entity on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic Statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.

16. Name(s) and address(es) of the
    individual(s) causing the document

                                                                  Rev. 6/14/2004
                                                                          3 of 4
    to be delivered for
    filing:                  van Leyen       Bob
                             --------------- ------------- ------------ --------
                                  (LAST)        (FIRST)       (MIDDLE)  (SUFFIX)

                             1241 E. Dyer Road, Suite 150
                             ---------------------------------------------------
                             (STREET NAME AND NUMBER OR POST OFFICE INFORMATION)

                             ---------------------------------------------------

                             Santa Ana                 CA      92705
                             ------------------------- ------- -----------------
                                      (CITY)           (STATE) (POSTAL/ZIP CODE)

                             -------------------------- ------------------------
                             (PROVINCE - IF APPLICABLE) (COUNTRY - IF NOT US)


     (THE DOCUMENT NEED NOT STATE THE TRUE NAME AND ADDRESS OF MORE THAN ONE INDIVIDUAL. HOWEVER, IF YOU WISH TO STATE THE NAME AND ADDRESS OF ANY ADDITIONAL INDIVIDUALS CAUSING THE DOCUMENT TO BE DELIVERED FOR FILING, MARK THIS BOX [ ] AND INDICATE AN ATTACHMENT STATING THE NAME AND ADDRESS OF SUCH INDIVIDUALS.)

Disclaimer:
This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user's attorney.

                                                                  Rev. 6/14/2004
                                                                          4 of 4